UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 4, 2008

PSIVIDA CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices) (Zip Code)

(617) 926-5000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The form of stock option certificate approved for grants to executive officers under the pSivida Corp. 2008 Incentive Plan (the “Plan”) is attached hereto as Exhibit 10.1. The Plan was approved by the Company’s stockholders at an Extraordinary General Meeting held on June 6, 2008 and went into effect on June 19, 2008 in conjunction with the Company’s reincorporation. The Plan is summarized in section 11.1(b) “Summary of the New pSivida ESOP” of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 2, 2008, which summary is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
10.1	Form of Stock Option Certificate for grants to executive officers under the pSivida Corp. 2008 Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSIVIDA CORP.

Date: September 10, 2008	By:	/s/ Michael J. Soja
Michael J. Soja, Vice President, Finance and CFO